I




                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994            John T. Casteen, III     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994              Hunter Faulconer     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  February 10, 1994           Fred L. Glaize, III     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  February 10, 1994          Henry H. Harrell     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994          Alex J. Kay, Jr.     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994        J. A. Kessler, Jr.     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994         W. A. Rinehart, III     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994          Gilbert M. Rosenthal     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994         Alson H. Smith, Jr.     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994         Lee C. Tait     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994         H. A. Williamson, Jr.     (SEAL)

                         INDIVIDUAL POWER OF ATTORNEY

                                   FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorneys-in-fact and agents, for me on my behalf and in my name, place and stead, to execute and file the Annual Report on Form 10-K for Jefferson Bankshares, Inc. for its fiscal year ended December 31, 1993, and any amendment which such attorney- or attorneys-in-fact may deem appropriate or necessary.




DATE:  January 25, 1994         Lawrence S. Eagleburger     (SEAL)